Intangible Assets	12 Months Ended
Nov. 30, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

Note 7 – Intangible Assets

The Company follows the provisions of ASC 985, Software, which requires that all costs relating to the purchase or internal development and production of software products to be sold, leased or otherwise marketed, be expensed in the period incurred unless the requirements for technological feasibility have been established. The Company amortizes these costs using the straight-line method over the three years. The Company expects to recognize amortization expense of $37,323 annually for the next three fiscal years.

During the year ended November 30, 2022, the Company acquired software for $100,000 and capitalized website development costs of $11,970.

As of November 30, 2022 the Company had intangible assets of $111,970.